United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-00994

Burnham Investors Trust
(Exact name of Registrant as specified in charter)
1325 Avenue of the Americas, 26th Floor New York, NY 10019
(Address of principle executive offices) (Zip Code)
Jon M. Burnham
1325 Avenue of the Americas, 26th Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 874-3863

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2012

Item 1. Report to Shareholders.

DECEMBER 31, 2012

ANNUAL

Report

THE BURNHAM FAMILY OF FUNDS

Burnham Fund (BURHX)

Burnham Financial Services Fund (BURKX)

Burnham Financial Industries Fund (BURFX)

Burnham Fund

For the year ended December 31, 2012 The Burnham Fund rose 12.61% (with dividends reinvested) underperforming the S&P 500 Index (with dividends reinvested) which rose 16.00%, and the Morningstar Large-Cap Blend Index, which rose 15.34%.

With the exception of two mild market corrections, equities were on an upward trend in 2012, and showed strong momentum as the year drew to a close (with the rally continuing into January). A hiccup occurred in the first half of the year, due to concerns over Europe as the sovereign debt crisis escalated and Europe dropped further into recession. The crisis environment stabilized in the second half of the year as Italy’s Mario Draghi took the helm at the European Central Bank, provided a liquidity mechanism to sovereign banks, appeared to make progress in balancing austerity vs. pro growth measures, and reinstated confidence in the Euro. Europe seems to be in the early stages of a recovery. The second short hiccup was due to investors bracing for the ‘fiscal cliff’ — which could have been another crisis of our own political making. President Obama had a stronger hand for negotiating, having won reelection handily. With Vice President Biden striking a deal with Senator McConnell, the tax policy has been settled, the debt ceiling deferred to the spring, and the dreaded sequester has been avoided for the moment.

We are now five years past the housing/financial crisis. The economy is growing at a moderate pace, consumer spending and the housing markets are recovering, but business spending has been constrained. Third quarter GDP (revised) was +3.1%, and the advance preliminary estimate for the fourth quarter was -0.1% (pending revisions)—the worst report in over three years. The meager number reflects a sharp drop-off in government spending as agencies prepared for budget cuts related to sequester. Private industry let inventories drain due to predicted lack of demand. Since the tax aspect of the crisis has been resolved, economists expect GDP numbers to improve in the months ahead as businesses restock their shelves. Nevertheless, the evidence is clear regarding the sensitivity of the economy to the tone in Congress. For 2012, the final number is expected to be 2.2%, slightly better than 2011’s 1.8%.

As of December 31, our sector allocation favored Consumer Discretionary (18.53%), Energy (15.90%), Technology (17.66%), Industrials (5.99%) and Financials (10.71%). Cyclicals — consumer discretionary specifically — are overweighted in the portfolio due in part to our positions in the housing sector as we initiated positions in the beginning of the year that have performed well. Energy is also overweighted as we believe we are in the early years of a major secular growth period for oil, gas, and related industries (and for the US to be more energy independent and less sensitive to spikes in prices.)

The sectors that contributed most to performance on a total return basis were Information Technology, Consumer Discretionary, Energy, Consumer Staples and Financials. The sectors that detracted from performance due to our investment choices were Materials, Utilities, Telecommunication Services, Industrials and Health Care.

On an individual equity level, our best performing investments were Pulte Group, Calumet Specialty Product Partners, Hain Celestial Group, Lennar Corp, and Regeneron Pharmaceuticals. The positions that contributed the most to performance (performance plus market weight) were Apple, Pulte Group, Regeneron, Williams Companies and Calumet Specialty Products Partners. The worst performing positions were Sandridge Mississippian Trust, Eagle Rock Energy Partners, Williams Partners, Devon Energy, and Treehouse Foods. The positions that detracted from performance were Chipotle Mexican Grill, McDonalds Corp, Westport Innovations, Baidu Inc. and Sandridge Mississipian Trust II. (Of these positions, Sandridge Mississippian, Treehouse Foods, Westport Innovations, and Baidu were not held at year end.) We have substantial profits in the positions remaining. We ended the year with very few modest losses in the portfolio.*

Earnings expectations for the fourth quarter were subdued, and of the quarter’s reports, 66% have been better than expected (S&P 500). Analysts believe that companies have cut costs as deeply as possible these last few years, but revenue growth has been lacking due to weak demand. The outlook for revenue growth is expected to be moderate in 2013, and a recession is not anticipated. We believe revenue growth may strengthen year over year led by housing, auto, energy and manufacturing sectors. The unemployment rate may continue to ease, which in turn could lead to more consumer confidence and spending. Projections for GDP growth are in the 2% range, comparable to 2012.

The Federal Reserve stated in its January 2013 release that it will continue the policy of exceptionally low interest rates so long as unemployment is above its goal level of 6.5%, inflation is under its benchmark of 2.5%, and its long term goals have not been met. (In October, the Fed stated they anticipate ‘exceptionally’ low rates would persist through mid-2015). The January release cited weather related disruptions and other ‘transitory’ factors for temporary weakness. Interest rates reached new lows during the year, but recently longer term rates have begun to inch higher. The dollar has been weakening against the Euro as positive news emerges from European banks. In our opinion this bodes well for interest related sectors (housing, autos, equipment), banking (continued improvement in profitability) and for exporters as US goods for foreign markets are more competitive overseas, foreign imports become more expensive (good for US manufacturers), and dollars earned abroad translate into higher earnings onshore.

We are positive on the equity market at this time. The S&P 500 Index trades at a moderate 13.2x earnings estimates for 2013, and its yield is 2.2%, which makes dividend paying stocks attractive alternatives to bonds, which carry low current yields in addition to inflation risk on the principal. We expect modest growth (and continued profit optimization) in the first half of the year, and better reports (and comparisons) in the second half of the year. We seek out companies that show rising revenue growth of 10% or more, that are profitable and flexible, and pay dividends (if possible, and increase them regularly). We are also seeing more activity in corporate events — IPOs, spinoffs, mergers and acquisitions, and companies going private (potentially Dell Computer.) These are actions taken by management when they believe company stock is undervalued.

Jon Burnham
Portfolio Manager

*Portfolio composition is subject to change.

2 BURNHAM FUND

PORTFOLIO INVESTMENTS (As of December 31, 2012)

Asset Allocations (as a % of net assets)

Industries – Common Stock	% of net assets
Consumer Discretionary	18.53%
Information Technology	17.66%
Energy	15.90%
Financial Services	10.71%
Consumer Staples	8.98%
Industrials	5.99%
Health Care	5.39%
Telecommunications Services	4.70%
Materials	0.91%
88.77%

Top 10 Common Stock Holdings	% of net assets
Apple, Inc.	8.40%
The Williams Companies, Inc.	3.10%
Pulte Group, Inc.	2.52%
Google, Inc., Class A	2.46%
Chipotle Mexican Grill, Inc., Class A.	2.44%
Amazon.com, Inc.	2.38%
American Express Co.	2.14%
Verizon Communications, Inc.	2.05%
Lennar Corp. Class A	1.95%
McDonald’s Corp.	1.95%
29.39%

TOTAL RETURN† (For the year ended December 31, 2012)

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	S&P 500 Index
Class A
One year	12.61%	6.96%	16.00%
Three years	13.27%	11.35%	10.87%
Five years	3.29%	2.23%	1.66%
Ten years	7.25%	6.70%	7.10%
Class C
One year	11.77%	10.77%	16.00%
Three years	12.46%	12.46%	10.87%
Five years	2.54%	2.54%	1.66%
Since inception	5.33%	5.33%	5.12%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	S&P 500 Index
Class A
One year	12.61%	6.96%	16.00%
Three years	45.34%	38.07%	36.30%
Five years	17.56%	11.68%	8.59%
Ten years	101.27%	91.22%	98.58%
Class C
One year	11.77%	10.77%	16.00%
Three years	42.22%	42.22%	36.30%
Five years	13.35%	13.35%	8.59%
Since inception	56.88%	56.88%	53.26%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FUND 3

Burnham Financial Services Fund

It was a good year for bank investors. Despite headwinds resulting from an uncertain political environment and macroeconomic issues, the market held up remarkably well, led by the strong performance of the financial sector. The major financial indices had positive double digit returns for the year. The Burnham Financial Services Fund finished the year with a 23.41% return, outperforming the benchmark Nasdaq Bank Index at 18.73%. We are encouraged by the favorable outlook and continued strong prospects for consolidation. Our thesis remains intact and has been validated by the deal activity in 2012.

Improving economic numbers, including more favorable payroll statistics and a recovering housing market helped to mitigate political concerns dominant through much of the last quarter. Ten quarters of improved earnings for the banking industry and an increase in M&A activity contributed to more positive sentiment in the financial sector. Announced deals increased 30% from levels recorded in 2011. While overall deal values decreased slightly (due to more activity in private, micro and small capitalization institutions), deal pricing (price/tangible book value) improved year over year. As the industry and the economic environment continue to improve, pricing should continue to firm up and provide an additional catalyst for M&A to gain momentum. Moreover, we are hearing the gap between buyer and seller expectations is narrowing and will also provide support for consolidation to pick up.

The Fund benefitted from eight transactions in 2012 as listed below in chronological order. Several of these transactions involved core positions and one was the largest investment in the Fund. We were encouraged by the volume of activity and believe it to be a precursor to a larger wave of activity:

•	Park Sterling Corporation for Citizens South Banking Corp. at a 35% premium to the previous day’s closing price and 114% of tangible book value.
•	United Financial Bancorp for New England Bancshares at a 53% premium to the previous day’s closing price and 163% of tangible book value.
•	Berkshire Hills Bancorp for Beacon Federal at a 54% premium to the previous day’s closing price and 111% of tangible book value.
•	Western Alliance Bank for Western Liberty Bancorp at a 41% premium to the previous day’s closing price and 75% of tangible book value.
•	M&T Bancorp for Hudson City Savings Bank at a 12% premium to the previous day’s closing price and 80% of tangible book value.
•	NBT Bancorp for Alliance Financial Corporation at a 22% premium to the previous day’s closing price and 211% of tangible book value.
•	Columbia Banking for West Coast Bancorp at a 14.5% premium to the previous day’s closing price and 150% of tangible book value.
•	Pac West Bancorp for First California at a 12.5% premium to the previous day’s closing price and 169% of tangible book value.

In addition to the above mentioned Fund investments, several additional holdings contributed to the positive performance including 1st United Bancorp and Omniamerican Bancorp. 1st United is a very attractive franchise in Florida, one of the more favorable M&A hotspots. Omni has just passed the three year anniversary of conversion from a mutual holding company structure at which point they are able to sell and operates in the attractive Texas marketplace.

Gleacher & Company and Porter Bancorp were among the leading detractors to performance. Gleacher, having more recently added management depth and business line expertise, is at a crossroads and evaluating strategic alternatives. The company trades at a significant discount to tangible book value and we continue to believe there is upside as management evaluates options. Porter Bancorp has undergone a complete management restructuring and is currently working to resolve burdensome credit issues.*

As we welcome the New Year, we are cognizant headwinds will persist in the financial sector. More stringent regulatory guidelines, a protracted low rate environment, increased capital requirements and an uncertain political and economic outlook will continue to pressure those financial institutions that lack the scale necessary to generate adequate margins in the “new normal” operating environment. We believe this will entice more of these entities to explore strategic partnerships. Valuations remain attractive and below historical levels. We are well positioned with a number of valuable franchises in the portfolio. Many of these are former mutual holding companies approaching their three year anniversary at which point they can (and based on historical trends will) sell. The stronger more established institutions will focus on increasing shareholder value through increased dividends and share repurchases in addition to accretive acquisitions and growth in fee income business lines. We see value in both the acquirers with strong balance sheets and currencies and in the takeover targets, most trading below perceived takeover premiums.

Anton Schutz
Portfolio Manager

*Portfolio composition is subject to change.

4 FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS (As of December 31, 2012)

Asset Allocations (as a % of net assets)

Industries – Common Stock (Net of written options)	% of net assets
Banks — Regional	59.28%
Thrifts & Mortgage Finance	21.44%
Investment Banking & Brokerage	8.95%
Real Estate Investment Trust	6.57%
Other Diversified Financial Services	0.88%
Unregistered Investment Company	0.59%
97.71%

Top 10 Common Stock Holdings (Net of written options)	% of net assets
Park Sterling Corp.	6.26%
1st United Bancorp, Inc.	5.39%
AG Mortgage Investment Trust, Inc.	4.69%
Gleacher & Co., Inc.	4.50%
Cowen Group, Inc., Class A	4.45%
Investors Bancorp, Inc.	4.44%
United Financial Bancorp, Inc.	4.40%
OmniAmerican Bancorp, Inc.	4.37%
ASB Bancorp, Inc.	4.06%
Centerstate Banks, Inc.	3.23%
45.79%

TOTAL RETURN† (For the year ended December 31, 2012)

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	Nasdaq Bank Index
Class A
One year	23.41%	17.25%	18.73%
Three years	4.14%	2.38%	6.57%
Five years	2.73%	1.69%	(4.42)%
Ten years	6.29%	5.75%	0.71%
Class C
One year	22.49%	21.49%	18.73%
Three years	3.36%	3.36%	6.57%
Five years	1.97%	1.97%	(4.42)%
Since inception	2.35%	2.35%	(2.98)%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	Nasdaq Bank Index
Class A
One year	23.41%	17.25%	18.73%
Three years	12.94%	7.30%	21.07%
Five years	14.44%	8.72%	(20.27)%
Ten years	84.02%	74.86%	7.37%
Class C
One year	22.49%	21.49%	18.73%
Three years	10.41%	10.41%	21.07%
Five years	10.27%	10.27%	(20.27)%
Since inception	19.51%	19.51%	(20.73)%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

FINANCIAL SERVICES FUND 5

Burnham Financial Industries Fund

It was a good year for bank investors. Despite headwinds resulting from an uncertain political environment and macroeconomic issues, the market held up remarkably well, led by the strong performance of the financial sector and notably large capitalization financial companies. The major financial indices had positive double digit returns for the year as did the Burnham Financial Industries Fund. The Fund returned 25.38%, slightly below the benchmark KBW Bank Index at 33.03%, but a solid return relative to the overall market. We are encouraged by the favorable outlook of the industry and continued prospects for consolidation. Stronger balance sheets, with improved capital structures, improving loan growth and prudent expense management will support continued positive momentum in the sector.

Improving economic numbers, including more favorable payroll statistics and a recovering housing market helped to mitigate political concerns dominant through much of the last quarter. Ten quarters of improved earnings for the banking industry and an increase in M&A activity contributed to more positive sentiment in the financial sector. Announced deals increased 30% from levels recorded in 2011. While overall deal values decreased slightly (due to more activity in private, micro and small capitalization institutions), deal pricing (price/tangible book value) improved year over year. As the industry and the economic environment continue to improve, pricing should continue to firm up and provide an additional catalyst for M&A to gain momentum. Moreover, we are hearing the gap between buyer and seller expectations is narrowing which will also provide support for consolidation to pick up.

The Fund benefitted from a few M&A transactions in 2012 as well as a return to core earnings. Western Liberty Bancorp (WLBC), Beacon Federal (BFED) and Citizens South Banking (CSBC) contributed to positive results on takeover announcements. In the second quarter, Park Sterling agreed to purchase Citizens South at a 35% premium and 114% of tangible book value. Shortly after, Berkshire Hills Bancorp agreed to purchase Beacon Federal at a 54% premium and 111% of tangible book value. Lastly, Western Alliance agreed to purchase Western Liberty at a 41% premium to the previous day’s closing price and 75% of tangible book value. The spread between multiples on deals can be explained in large part by the relative financial health of the target companies.

In addition to the above mentioned Fund investments, several additional holdings contributed to the positive performance including Goldman Sachs, Bank of America Corp and Citigroup. Goldman performed well as a result of strong fixed income revenues, better investment banking and a calmer outlook overseas. Bank of America, very much dependent on the housing recovery, has benefitted from more positive housing statistics and a strengthening economy. Citigroup, with new management at the helm, continued to shed unwanted businesses and took several measures to improve profitability and reduce expenses.

Gleacher & Company and Cowen Group Inc. and the short investments in the portfolio were among the leading detractors to performance. Gleacher, having more recently added management depth and business line expertise is at a crossroads and evaluating strategic alternatives. The company trades at a significant discount to tangible book value and we continue to believe there is upside as management evaluates options. Cowen has struggled due to the lower trading volume environment but will benefit as capital markets activity rebounds. The Fund maintained a moderate amount of short exposure throughout the year to mitigate the volatility associated with an uncertain environment. In addition, option writing (primarily puts) resulted in additional premiums and did protect the Fund from any material upward move in the short portfolio.*

As we welcome in the New Year, we are cognizant headwinds will persist in the financial sector including: more stringent regulatory guidelines, a protracted low rate environment, increased capital requirements and an uncertain political and economic outlook. However, we are encouraged by better than expected loan growth, strong mortgage results and expanding profitability metrics and are well positioned with a number of valuable franchises in the portfolio. We expect the stronger more established institutions will focus on increasing shareholder value through increased dividends and share repurchases, with growth in earnings and book value.

Anton Schutz
Portfolio Manager

*Portfolio composition is subject to change.

6 FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS (As of December 31, 2012)

Asset Allocations (as a % of net assets)

Long Positions	101.00%
Short Positions	(22.24)%
Cash and Other Assets, Less Liabilities	21.24%
100.00%

Top Industries (as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	38.85%	-10.53%	28.32%
Real Estate Investment Trust	16.64%	0.00%	16.64%
Thrifts & Mortgage Finance	12.83%	0.00%	12.83%
Other Diversified Financial Services	13.61%	-2.05%	11.56%
Investment Banking & Brokerage	12.38%	-1.84%	10.54%
Diversified Banks	1.66%	-0.22%	1.44%
Life & Health Insurance	0.00%	-0.03%	-0.03%
Registered Investment Company	0.00%	-0.42%	-0.42%
Consumer Finance	5.03%	-7.15%	-2.12%
	101.00%	-22.24%	78.76%

Top 10 Common Stock Holdings (Net of written options)	% of net assets
Investors Bancorp, Inc.	8.61%
1st United Bancorp, Inc.	8.41%
AG Mortgage Investment Trust, Inc.	8.15%
Centerstate Banks, Inc.	5.85%
Gleacher & Co., Inc.	5.18%
Capital One Financial Corp.	4.98%
Cowen Group, Inc., Class A	4.72%
Citigroup, Inc.	4.32%
Anworth Mortgage Asset Corp.	4.31%
Park Sterling Corp.	4.09%
58.62%

TOTAL RETURN† (For the year ended December 31, 2012)

TOTAL RETURN†
Growth of $10,000 Since Inception

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	KBW Bank Index
Class A
One year	25.38%	19.16%	33.03%
Three years	2.85%	1.10%	8.03%
Five years	5.80%	4.72%	(8.22)%
Since inception	7.62%	6.98%	(4.28)%
Class C
One year	24.54%	23.54%	33.03%
Three years	2.14%	2.14%	8.03%
Five years	5.06%	5.06%	(8.22)%
Since inception	6.87%	6.87%	(4.28)%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	KBW Bank Index
Class A
One year	25.38%	19.16%	33.03%
Three years	8.80%	3.35%	26.09%
Five years	32.55%	25.96%	(34.91)%
Since inception	88.99%	79.48%	(31.56)%
Class C
One year	24.54%	23.54%	33.03%
Three years	6.57%	6.57%	26.09%
Five years	28.00%	28.00%	(34.91)%
Since inception	77.95%	77.95%	(31.56)%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

FINANCIAL INDUSTRIES FUND 7

Burnham Fund

Portfolio Holdings As of December 31, 2012

	Number of Shares	Value
Common Stocks 88.87% (percentage of net assets)
CONSUMER DISCRETIONARY 18.53%
Auto Manufacturers 1.63%
Ford Motor Co.	200,000	$2,590,000
Casino & Gaming 0.58%
Las Vegas Sands Corp.	20,000	923,200
Home Improvement Retail 1.56%
Home Depot, Inc.	40,000	2,474,000
Homebuilding 6.31%
Lennar Corp. Class A	80,000	3,093,600
•Pulte Group, Inc.	220,000	3,995,200
•Toll Brothers, Inc.	90,000	2,909,700
		9,998,500
Internet Retail 2.38%
•Amazon.com, Inc.	15,000	3,767,100
Restaurants 6.07%
•Chipotle Mexican Grill, Inc., Class A	13,000	3,866,980
McDonald’s Corp.	35,000	3,087,350
Starbucks Corp.	50,000	2,681,000
		9,635,330
Total Consumer Discretionary (cost: $19,505,833)		29,388,130
CONSUMER STAPLES 8.98%
Distillers & Vintners 1.60%
Brown-Forman Corp. Class B	40,000	2,530,000
Food Retail 0.86%
Whole Foods Market, Inc.	15,000	1,369,950
Hypermarkets & Super Centers 2.47%
Costco Wholesale Corp.	25,000	2,469,250
CVS Caremark Corp.	30,000	1,450,500
		3,919,750
Packaged Food & Meats 4.05%
•The Hain Celestial Group, Inc.	45,000	2,439,900
The Hershey Co.	20,000	1,444,400
McCormick & Co., Inc.	40,000	2,541,200
		6,425,500
Total Consumer Staples (cost: $12,611,631)		14,245,200
ENERGY 15.90%
Integrated Oil & Gas 1.36%
Chevron Corp.	20,000	2,162,800
Oil & Gas — Exploration & Production 3.48%
BreitBurn Energy Partners LP	82,000	1,514,540
Devon Energy Corp.	30,000	1,561,200
SandRidge Permian Trust	100,000	1,702,000
•WPX Energy, Inc.	50,000	744,000
		5,521,740
Oil & Gas — Refining & Marketing 1.53%
Calumet Specialty Products Partners LP	80,000	2,431,200
	Number of Shares	Value
Oil & Gas — Storage & Transportation 9.53%
DCP Midstream Partners LP	25,000	$1,043,750
Eagle Rock Energy Partners LP	100,000	863,000
Energy Transfer Equity LP	50,000	2,274,000
Kinder Morgan, Inc.	70,000	2,473,100
MarkWest Energy Partners LP	30,000	1,530,300
PVR Partners LP	40,000	1,039,200
The Williams Companies, Inc.	150,000	4,911,000
Williams Partners LP	20,000	973,200
		15,107,550
Total Energy (cost: $18,575,840)		25,223,290
FINANCIAL SERVICES 10.71%
Consumer Finance 2.14%
American Express Co.	59,000	3,391,320
Diversified Banks 3.37%
Bank of America Corp.	200,000	2,320,000
JPMorgan Chase & Co.	30,000	1,319,100
Wells Fargo & Co.	50,000	1,709,000
		5,348,100
Life & Health Insurance 1.04%
MetLife, Inc.	50,000	1,647,000
Property & Casualty Insurance 2.41%
•Berkshire Hathaway, Inc.	30,000	2,691,000
Chubb Corp.	15,000	1,129,800
		3,820,800
Residential REIT’s 1.16%
American Campus Communities, Inc.	40,000	1,845,200
Retail REIT’s 0.59%
Weingarten Realty Investors	35,000	936,950
Total Financial Services (cost: $13,111,998)		16,989,370
HEALTH CARE 5.39%
Health Care Equipment 2.12%
•IDEXX Laboratories, Inc.	15,000	1,392,000
•Intuitive Surgical, Inc.	4,000	1,961,480
		3,353,480
Health Care Services 2.39%
•Express Scripts Holding Co.	50,000	2,700,000
UnitedHealth Group, Inc.	20,000	1,084,800
		3,784,800
Pharmaceuticals 0.88%
Johnson & Johnson	20,000	1,402,000
Total Health Care (cost: $7,682,698)		8,540,280
INDUSTRIALS 5.99%
Construction & Engineering 1.48%
Fluor Corp.	40,000	2,349,600
Construction, Farm Machinery & Trucks 2.79%
Caterpillar, Inc.	30,000	2,687,400
Deere & Co.	20,000	1,728,400
		4,415,800
Industrial Conglomerates 1.72%
General Electric Co.	130,000	2,728,700
Total Industrials (cost: $7,223,437)		9,494,100

8 BURNHAM FUND  See Notes to Financial Statements

Burnham Fund

Portfolio Holdings (Continued) As of December 31, 2012

	Number of Shares	Value
INFORMATION TECHNOLOGY 17.76%
Computer Hardware 9.73%
Apple, Inc.	25,000	$13,325,750
International Business Machines Corp.	11,000	2,107,050
		15,432,800
Internet Software & Services 6.51%
•eBay, Inc.	60,000	3,061,200
•Facebook, Inc., Class A	40,000	1,065,200
•Google, Inc., Class A	5,500	3,901,535
•LinkedIn Corp., Class A	20,000	2,296,400
		10,324,335
Systems Software 1.52%
Microsoft Corp.	40,000	1,069,200
Oracle Corp.	40,000	1,332,800
		2,402,000
Total Information Technology (cost: $14,819,011)		28,159,135
MATERIALS 0.91%
Diversified Metals & Mining 0.91%
Freeport-McMoRan Copper & Gold, Inc.	42,000	1,436,400
Total Materials (cost: $1,292,434)		1,436,400
TELECOMMUNICATIONS SERVICES 4.70%
Integrated Telecommunications Services 4.70%
AT&T, Inc.	75,000	2,528,250
Comcast Corp., Class A	45,000	1,682,100
Verizon Communications, Inc.	75,000	3,245,250
		7,455,600
Total Telecommunications Services (cost: $6,890,499)		7,455,600
Total Common Stocks (cost: $101,713,381)		140,931,505
Exchange Traded Fund 2.04% (percentage of net assets)
•SPDR Gold Trust	20,000	3,240,200
Total Exchange Traded Fund (cost: $1,991,693)		3,240,200

	Face Value
Short-Term Instruments 8.07% (percentage of net assets)
Money Market Fund 3.02%
Fidelity Treasury Portfolio, 0.010%	4,788,056	4,788,056
Total Money Market Fund (cost: $4,788,056)		4,788,056
Treasury Bill 5.05%
United States Treasury Bill	8,000,000	7,999,940
Total Treasury Bill (cost: $7,999,940)		7,999,940
Total Short-Term Instruments (cost: $12,787,996)		12,787,996
Total Investments 98.98% (Cost: $116,493,070)		$156,959,701
Call option written (0.10%) (Premiums received: $201,794)		(164,500)
Cash and other assets, less liabilities 1.12%		1,781,102

Net Assets 100.00%		$158,576,303

	Number of Contracts	Value
Call Option Written (0.10%)
(percentage of net assets)
INFORMATION TECHNOLOGY (0.10%)
Computer Hardware (0.10%)
Apple, Inc. Calls @ 535 due Mar 13	50	$(164,500)
Total Call Option Written (Premiums received: $201,794)		$(164,500)

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2012, based on securities owned was $115,578,417.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2012 was $42,380,157 and $(998,873), respectively, and net unrealized appreciation was $41,381,284.

•	Indicates securities that do not produce income.

See Notes to Financial Statements BURNHAM FUND 9

Burnham Financial Services Fund

Portfolio Holdings As of December 31, 2012

	Number of Shares	Value
Common Stocks 97.71% (percentage of net assets)
BANKS 59.28%
Banks — Regional 59.28%
•1st United Bancorp, Inc.	431,343	$2,695,894
Alliance Financial Corp.	12,500	543,875
•Ameris Bancorp	95,750	1,195,917
•ASB Bancorp, Inc.	132,563	2,030,865
BNC Bancorp	139,160	1,114,672
Bridge Bancorp, Inc.	25,000	508,500
Cape Bancorp, Inc.	50,000	434,500
Centerstate Banks, Inc.	189,795	1,618,951
CoBiz Financial, Inc.	100,000	747,000
•First California Financial Group, Inc.	100,000	772,000
First Commonwealth Financial Corp.	100,000	682,000
•Guaranty Bancorp	160,023	312,045
Heritage Financial Corp.	8,000	117,520
•Heritage Oaks Bancorp	34,580	200,564
•Jacksonville Bancorp, Inc.	57,701	46,161
MB Financial, Inc.	55,254	1,091,267
•MetroCorp Bancshares, Inc.	57,110	627,639
Middleburg Financial Corp.	17,500	309,050
•OmniAmerican Bancorp, Inc.	94,586	2,187,774
•Park Sterling Corp.	598,727	3,131,342
•Porter Bancorp, Inc.	308,538	225,233
PrivateBancorp, Inc.	24,600	376,872
Regions Financial Corp.[a]	25,000	178,000
•Seacoast Banking Corporation of Florida	600,000	966,000
State Bank Financial Corp.	60,000	952,800
Sterling Bancorp	100,000	911,000
•Suffolk Bancorp 144Ab,11	67,500	884,250
United Financial Bancorp, Inc.	139,999	2,200,784
Washington Banking Co.	20,000	272,400
Webster Financial Corp.	20,000	411,000
•Western Alliance Bancorp	33,001	347,501
•Yadkin Valley Financial Corp.	535,710	1,574,987
		29,668,363
Total Banks (cost: $29,597,742)		29,668,363
DIVERSIFIED FINANCIALS 16.99%
Investment Banking & Brokerage 8.95%
•Cowen Group, Inc., Class A	909,419	2,228,076
•Gleacher & Co., Inc.	3,004,364	2,253,273
		4,481,349
Other Diversified Financial Services 0.88%
•OBA Financial Services, Inc.	25,000	439,750
Real Estate Investment Trust 6.57%
AG Mortgage Investment Trust, Inc.	100,000	2,348,000
American Capital Agency Corp.	12,500	361,750
Anworth Mortgage Asset Corp.	100,000	578,000
		3,287,750
Unregistered Investment Company 0.59%
•Peregrine Holdings LLC 144Ab,10,11	275,000	296,225
Total Diversified Financials (cost: $10,180,471)		8,505,074
	Number of Shares	Value
Thrifts & Mortgage Finance 21.44%
Thrifts & Mortgage Finance 21.44%
Astoria Financial Corp.	50,000	$468,000
•Atlantic Coast Financial Corp.	73,987	151,673
•Bank of Atlanta 144Ab,11	228,572	91,429
CFS Bancorp, Inc.	45,000	280,800
Charter Financial Corp.	124,348	1,318,089
Cheviot Financial Corp.	60,000	560,400
First Defiance Financial Corp.	19,250	369,407
Fox Chase Bancorp, Inc.	25,083	417,632
•Franklin Financial Corp.	50,000	829,000
Hampden Bancorp, Inc.	12,900	193,629
•HomeTrust Bancshares, Inc.	100,000	1,351,000
Investors Bancorp, Inc.	125,000	2,222,500
•Meridian Interstate Bancorp, Inc.	19,310	324,022
OceanFirst Financial Corp.	20,000	275,000
•Pacific Premier Bancorp, Inc.	50,000	512,000
•TFS Financial Corp.	33,100	318,422
ViewPoint Financial Group, Inc.	50,000	1,047,000
		10,730,003
Total Thrifts & Mortgage Finance (cost: $10,091,309)		10,730,003
Total Common Stocks (cost: $49,869,522)		48,903,440
Warrants 0.00%[c] (percentage of net assets)
BANKS 0.00%[c]
Banks — Regional 0.00%[b,c]
•Porter Bancorp, Inc., Expires 06/30/15	45,651	457
Total Banks (Cost: $0)		457
Total Warrants (Cost: $0)		457
	Face Value/ Contracts
Short-Term Instruments 3.59% (percentage of net assets)
Money Market Fund 3.59%
Fidelity Treasury Portfolio, 0.010%	1,800,000	$1,800,000
Total Money Market Fund (cost: $1,800,000)		1,800,000
Total Short-Term Instruments (cost: $1,800,000)		1,800,000
Total Investments 101.30% (Cost: $51,669,522)		$50,703,897
Call option written (0.00%)[c] (Premiums received: $14,000)		(1,500)
Liabilities, less cash and other assets (1.30%)		(650,339)
Net Assets 100.00%		$50,052,058

10 BURNHAM FINANCIAL SERVICES FUND  See Notes to Financial Statements

Portfolio Holdings (Continued) As of December 31, 2012

	Number of Contracts	Value
Call Option Written 0.00%[c] (percentage of net assets)
BANKS 0.00%[c]
Banks — Regional 0.00%[c]
Regions Financial Corp. Calls @ 7.5 due Jan 13	250	$(1,500)
Total Call Option Written (Premiums received: $14,000)		(1,500)

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2012, based on securities owned was $51,986,642.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2012 was $7,201,615 and $(8,484,360), respectively, and net unrealized depreciation was $(1,282,745).

144A Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers. Total market value for 144A Securities is $1,271,904 or 2.54% of net assets.

•	Indicates securities that do not produce income.
a	Securities or partial securities on which call options were written.
b	Indicated a fair valued security. Total market value for fair valued securities is $1,272,361, representing 2.54% of net assets.
c	Rounds to less than 0.005%.

See Notes to Financial Statements BURNHAM FINANCIAL SERVICES FUND 11

Burnham Financial Industries Fund

Portfolio Holdings As of December 31, 2012

	Number of Shares	Value
Common Stocks 100.52% (percentage of net assets)
BANKS 40.03%
Banks — Regional 38.80%
•1st United Bancorp, Inc.[a]	775,297	$4,845,606
Alliance Financial Corp.[a]	25,000	1,087,750
Bridge Bancorp, Inc.	50,000	1,017,000
Centerstate Banks, Inc.[a]	394,950	3,368,923
Fifth Third Bancorp[b]	50,000	759,500
First Commonwealth Financial Corp.[a]	100,000	682,000
•Heritage Oaks Bancorp	126,291	732,488
•Jacksonville Bancorp, Inc.	173,106	138,485
KeyCorp[a]	50,000	421,000
MB Financial, Inc.	50,000	987,500
•OmniAmerican Bancorp, Inc.[a]	42,174	975,485
•Park Sterling Corp.	449,538	2,351,084
•Porter Bancorp, Inc.	252,439	184,280
Regions Financial Corp.[b]	250,000	1,780,000
•Seacoast Banking Corporation of Florida	399,993	643,989
Synovus Financial Corp.	200,000	490,000
•Western Alliance Bancorp	77,352	814,517
Zions Bancorporation[b]	50,000	1,070,000
		22,349,607
Diversified Banks 1.23%
SunTrust Banks, Inc.[b]	25,000	708,750
Total Banks (cost: $24,474,662)		23,058,357
DIVERSIFIED FINANCIALS 47.66%
Consumer Finance 5.03%
Capital One Financial Corp.[b]	50,000	2,896,500
Investment Banking & Brokerage 12.38%
•Cowen Group, Inc., Class A	1,106,579	2,711,119
•Gleacher & Co., Inc.[a]	3,979,815	2,984,861
Morgan Stanley[a,b]	75,000	1,434,000
		7,129,980
Other Diversified Financial Services 13.61%
Bank of America Corp.[a,b]	200,000	2,320,000
Citigroup, Inc.[b]	75,000	2,967,000
Goldman Sachs Group, Inc.[b]	20,000	2,551,200
		7,838,200
Real Estate Investment Trust 16.64%
AG Mortgage Investment Trust, Inc.	200,000	4,696,000
American Capital Agency Corp.	25,000	723,500
Anworth Mortgage Asset Corp.[a]	429,150	2,480,487
•Silver Bay Realty Trust Corp.	89,500	1,685,285
		9,585,272
Total Diversified Financial Services (cost: $29,917,992)		27,449,952
THRIFTS & MORTGAGE FINANCE 12.83%
Thrifts & Mortgage Finance 12.83%
Investors Bancorp, Inc.[a]	279,000	4,960,620
•TFS Financial Corp.[a]	100,000	962,000
ViewPoint Financial Group, Inc.[a]	70,000	1,465,800
		7,388,420
Total Thrifts & Mortgage Finance (cost: $5,269,725)		7,388,420
Total Common Stocks (cost: $59,662,379)		57,896,729
	Number of Shares	Value
Warrants 0.36% (percentage of net assets)
BANKS 0.36%
Banks — Regional 0.00%[c,d]
•Porter Bancorp, Inc., Expires 06/30/15	136,956	$1,369
Diversified Banks 0.36%
•Comerica, Inc., Expires 11/14/18[b]	25,000	206,250
Total Banks (Cost: $124,500)		207,619
Total Warrants (Cost: $124,500)		207,619

	Number of Contracts
Put Option Long 0.12% (percentage of net assets)
BANKS 0.12%
Banks — Regional 0.05%
State Street Corp. Puts
@ 43 due Jan 13	1,000	28,000
Diversified Banks 0.07%
Wells Fargo & Co Puts
@ 33 due Jan 13	1,000	42,000
Total Banks (Cost: $71,032)		70,000
Total Put Option Long
Total Put Option Long (cost: $71,032)		70,000

	Face Value
Short-Term Instruments 1.19% (percentage of net assets)
Money Market Fund 1.19%
Fidelity Treasury Portfolio, 0.010%	685,232	685,232
Total Money Market Fund (cost: $685,232)		685,232
Total Short-Term Instruments (cost: $685,232)		685,232
Total Investments 102.19% (Cost: $60,543,143)		$58,859,580
Short sales (19.58%) (Proceeds: $11,023,996)		(11,277,835)
Call option written (1.67%) (Premiums received: $457,157)		(960,800)
Put option written (0.99%) (Premiums received: $992,834)		(568,100)
Cash and other assets, less liabilities 20.05%		11,545,730
Net Assets 100.00%		$57,598,575
Short Sales (19.58%) (percentage of net assets)
Banks — Regional (10.33%)
Bank of the Ozarks, Inc.	(10,000)	(334,700)
Community Bank System, Inc.[b]	(58,318)	(1,595,581)
Cullen/Frost Bankers, Inc.	(8,467)	(459,504)
First Financial Bankshares, Inc.	(25,000)	(975,250)
National Penn Bancshares, Inc.	(70,000)	(652,400)
Prosperity Bancshares, Inc.	(20,000)	(840,000)
TCF Financial Corp.	(90,000)	(1,093,500)
		(5,950,935)
Investment Banking & Brokerage (1.74%)
Moody’s Corp.	(20,000)	(1,006,400)

12 BURNHAM FINANCIAL INDUSTRIES FUND  See Notes to Financial Statements

Burnham Financial Industries Fund

Portfolio Holdings (Continued) As of December 31, 2012

	Face Value	Value
Consumer Finance (7.09%)
Charles Schwab Corp.	(60,000)	$(861,600)
•First Cash Financial Services, Inc.	(30,000)	(1,488,600)
Oritani Financial Corp.	(40,000)	(612,800)
•World Acceptance Corp.	(15,000)	(1,118,400)
		(4,081,400)
Registered Investment Company (0.42%)
Solar Capital, Ltd.	(10,000)	(239,100)
Total Short Sales (Proceeds: $11,023,996)		(11,277,835)

	Number of Contracts
Call Option Written (1.67%) (percentage of net assets)
BANKS (0.14%)
Banks — Regional (0.10%)
Fifth Third Bankcorp Calls
@ 15 due Jan 13	250	(12,750)
@ 16 due Feb 13	250	(6,000)
		(18,750)
Regions Financial Corp. Calls
@ 7.5 due Jan 13	500	(3,000)
Zions Bancorporation Calls
@ 20 due Jan 13	250	(38,250)
@ 25 due Jan 13	250	—
		(38,250)
		(60,000)
Diversified Banks (0.04%)
SunTrust Banks, Inc. Calls
@ 28 due Jan 13	250	(23,250)
Total Banks (Premiums received: $151,962)		(83,250)
DIVERSIFIED FINANCIALS (1.53%)
Consumer Finance (0.06%)
Capital One Financial Corp. Calls
@ 60 due Jan 13	250	(19,500)
@ 65 due Mar 13	250	(14,750)
		(34,250)
Investment Banking & Brokerage (0.10%)
Morgan Stanley Calls
@ 19 due Jan 13	250	(17,750)
@ 19 due Apr 13	250	(39,750)
		(57,500)
Other Diversified Financial Services (1.37%)
Bank of America Corp, Calls
@10 due Feb 13	500	(87,500)
Citigroup, Inc. Calls
@ 30 due Jan 13	250	(238,750)
@ 34 due Jan 13	250	(140,000)
@ 42 due Jan 13	250	(10,250)
		(389,000)
Goldman Sachs Group Inc. Calls
@ 110 due Jan 13	100	(176,300)
@ 115 due Jan 13	100	(133,000)
		(309,300)
		(785,800)
Total Diversified Financial Services (Premiums received: $305,195)		(877,550)
Total Call Option Written (Premiums received: $457,157)		(960,800)

	Number of Contracts	Value
Put Option Written (0.99%) (percentage of net assets)
BANKS (0.28%)
Banks — Regional (0.10%)
Community Bank System, Inc. Puts
@ 22.5 due May 13	(200)	$(1,000)
@ 25 due May 13	(200)	(13,000)
		(14,000)
M&T BK Corp. Puts
@ 90 due Apr 13	(150)	(27,750)
@ 95 due Jan 13	(150)	(13,500)
		(41,250)
		(55,250)
Diversified Banks (0.18%)
Comerica, Inc. Puts
@ 28 due Apr 13	(250)	(21,750)
@ 29 due Apr 13	(250)	(29,750)
		(51,500)
SunTrust Banks, Inc. Puts
@ 25 due Apr 13	(500)	(42,000)
@ 26 due Jan 13	(250)	(8,750)
		(50,750)
		(102,250)
Total Banks (Premiums received: $276,742)		(157,500)
DIVERSIFIED FINANCIALS (0.71%)
Life & Health Insurance (0.03%)
Lincoln National Corp. Puts
@ 20 due Apr 13	(500)	(16,500)
Other Diversified Financial Services (0.68%)
Citigroup, Inc. Puts
@ 34 due Apr 13	(350)	(29,050)
@ 36 due Apr 13	(500)	(67,500)
		(96,550)
Nationstar Mtg Hld. Puts
@ 25 due Apr 13	(500)	(77,500)
@ 30 due Jan 13	(500)	(50,000)
		(127,500)
Ocwen Financial Corp. Puts
@ 30 due Apr 13	(400)	(66,000)
@ 32.5 due Jan 13	(400)	(22,000)
		(88,000)
PNC Bank Corp. Puts
@ 50 due May 13	(250)	(36,750)
@ 55 due May 13	(150)	(45,300)
		(82,050)
		(394,100)
Total Diversified Financial Services (Premiums received: $716,092)		(410,600)
Total Put Option Written (Premiums received: $992,834)		(568,100)

See Notes to Financial Statements BURNHAM FINANCIAL INDUSTRIES FUND 13

Burnham Financial Industries Fund

Portfolio Holdings (Continued) As of December 31, 2012

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2012, based on securities owned was $61,276,919.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2012 was $8,094,386 and $(10,511,725), respectively, and net unrealized depreciation was $(2,417,339).

•	Indicates securities that do not produce income.
a	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.
b	Securities or partial securities on which call/put options were written.
c	Rounds to less than 0.005%.
d	Indicates a fair valued security. Total marked value for fair valued securities is $1,369.

14 BURNHAM FINANCIAL INDUSTRIES FUND  See Notes to Financial Statements

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15

Statements of Assets and Liabilities as of December 31, 2012

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Assets:
Investments:
Investments at cost of unaffiliated securities[14,15]	$116,493,070	$51,373,297	$60,543,143
Investments at cost of affiliated securities[10,14]	—	296,225	—
Total investments at cost	116,493,070	51,669,522	60,543,143
Net unrealized appreciation/(depreciation) on unaffiliated investments	40,466,631	(965,625)	(1,683,563)
Total investments at value	156,959,701	50,703,897	58,859,580
Cash	37,700	1,356,180	137,169
Cash on deposit for securities sold short	—	—	12,393,252
Dividends and interest receivable	61,294	15,418	84,447
Receivable for capital stock sold	491,848	256,464	88,828
Receivable for investments sold	3,191,714	—	1,555,612
Receivable from investment adviser[6]	—	21,985	27,796
Receivable from investment adviser for recapture of expenses previously recovered[6]	59,884	42,874	103,053
Prepaid expenses	29,650	23,478	25,859
Total assets	160,831,791	52,420,296	73,275,596
Liabilities:
Payable for dividend declared on short sales	—	—	21,596
Payable for fund shares redeemed	439,752	62,463	249,680
Payable for investments purchased	1,398,256	2,211,846	2,456,647
Short sales at value*	—	—	11,277,835
Options written at value**[7,15]	164,500	1,500	1,528,900
Payable for auditing and legal fees	38,849	20,438	43,438
Payable for administration fees[2]	21,308	6,164	7,291
Payable for investment advisory fees[3]	81,789	30,748	43,974
Payable for distribution fees and service fees[4]	42,763	12,632	18,873
Payable for printing fees	10,532	9,798	11,305
Payable for transfer agent fees	29,112	9,898	10,697
Accrued expenses and other payables	28,627	2,751	6,785
Total liabilities	2,255,488	2,368,238	15,677,021
Net assets	$158,576,303	$50,052,058	$57,598,575
Analysis of Net Assets:[8]
By source:
Par value	$503,125	$263,794	$507,300
Capital paid-in	115,705,477	56,703,483	58,865,834
Accumulated undistributed net investment income/(loss)	61,245	—	—
Accumulated net realized gain/(loss) on investments	1,802,531	(5,962,094)	241,752
Net unrealized appreciation/(depreciation) on investments, written options and short sales	40,503,925	(953,125)	(2,016,311)
Net assets	$158,576,303	$50,052,058	$57,598,575
By share class:
Net assets
Class A	$145,033,996	$46,156,896	$50,459,031
Class C	$13,542,307	$3,895,162	$7,139,544
NAV (par value $0.10 per share)
Class A5	$31.65	$19.03	$11.40
Class C	$30.16	$18.30	$11.01
Capital shares outstanding: (unlimited number of Shares has been authorized)
Class A	4,582,234	2,425,088	4,424,582
Class C	449,017	212,855	648,418

*	The payables for short sales include proceeds received for the following amounts: Burnham Financial Industries Fund $11,023,996.
**	The payables for options written include premiums received for the following amounts: Burnham Fund $201,794, Burnham Financial Services Fund $14,000 and Burnham Financial Industries Fund $1,449,991.

16 ASSETS AND LIABILITIES See Notes to Financial Statements

Statements of Operations For the year ended December 31, 2012

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Investment Income
Interest	$3,339	$368	$776
Dividends*	3,229,420	588,623	951,745
Securities lending (net of fees)[1]	93,867	1,831	4,734
Total income	3,326,626	590,822	957,255
Expenses:
Administration fees[2]	217,296	65,500	91,128
Investment advisory fees[3]	869,184	327,500	546,764
Performance Adjustment	—	—	(54,195)
Interest expense on securities sold short	—	—	37,603
Dividend expense on securities sold short	—	—	323,635
Service fees (Class C)[4]	20,315	7,218	17,088
Distribution fees (Class A)[4]	341,845	101,949	161,749
Distribution fees (Class C)[4]	60,945	21,653	51,264
Transfer agent fees	202,607	105,519	122,326
Audit and legal fees	155,232	153,232	165,685
Reports to shareholders	42,510	40,249	22,358
Trustees’ fees and insurance expenses	36,738	36,738	36,738
Custodian fees	30,516	31,011	40,985
Registration fees and expenses	76,853	64,854	72,397
Fund accounting expenses	49,053	22,862	26,843
Miscellaneous expenses	23,457	23,279	23,481
Total expenses before reimbursement	2,126,551	1,001,564	1,685,849
Net contractual reimbursement by adviser[6]	—	(193,911)	(207,055)
Recapture of expenses previously recovered[6]	(59,884)	(42,874)	(103,053)
Net expenses	2,066,667	764,779	1,375,741
Net investment income (loss)	1,259,959	(173,957)	(418,486)
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Short Sales
Realized gain (loss) from securities, written options and short sales transactions:
Realized gain/(loss) on investments	4,204,971	(487,509)	1,143,420
Realized gain/(loss) on written options	167,599	(41,972)	3,251,356
Realized loss on short sales	—	—	(1,046,042)
Net realized gain/(loss) from securities, written options and short sales transactions	4,372,570	(529,481)	3,348,734
Unrealized appreciation/(depreciation) on:
Net unrealized appreciation on investments	6,661,288	9,671,966	11,300,422
Net unrealized appreciation/(depreciation) on written options	39,165	12,500	(772,974)
Net unrealized depreciation on short sales transactions	—	—	80,481
Net unrealized appreciation of investments, written options and short sales transactions	6,700,453	9,684,466	10,607,929
Net realized and unrealized gain on investments, written options and short sales transactions	11,073,023	9,154,985	13,956,663
Net increase in net assets resulting from operations	$12,332,982	$8,981,028	$13,538,177

*	Net of foreign taxes withheld of $1,530 for the Burnham Fund.

See Notes to Financial Statements OPERATIONS 17

Statements of Changes in Net Assets

	Burnham Fund		Burnham Financial Services Fund		Burnham Financial Industries Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$1,259,959	$283,462	$(173,957)	$(237,651)	$(418,486)	$(926,070)
Net realized gain/(loss) on transactions	4,372,570	6,286,711	(529,481)	(4,490,133)	3,348,734	1,132,603
Unrealized appreciation/(depreciation)	6,700,453	(1,495,169)	9,684,466	(661,877)	10,607,929	(13,494,098)
Net increase/(decrease) in net assets resulting from operations	12,332,982	5,075,004	8,981,028	(5,389,661)	13,538,177	(13,287,565)
Distributions to shareholders:
From net investment income:
Class A shares	(224,455)	—	—	(23,422)	—	(164,322)
Class I shares	—	—	—	—	—	(5,178)
Total distributions from net investment income	(224,455)	—	—	(23,422)	—	(169,500)
From realized gains from securities transactions:
Class A shares	(4,293,637)	(3,629,738)	—	—	(1,632,978)	(3,671,557)
Class B shares	—	(1,278)	—	—	—	—
Class C shares	(414,647)	(65,637)	—	—	(239,680)	(450,843)
Class I shares	—	—	—	—	—	(1,610)
Total distributions from realized gains	(4,708,284)	(3,696,653)	—	—	(1,872,658)	(4,124,010)
Total distributions to shareholders	(4,932,739)	(3,696,653)	—	(23,422)	(1,872,658)	(4,293,510)
Increase/(decrease) in net assets derived from capital share transactions	58,764,484	9,498,275	1,068,693	(9,267,188)	(15,452,254)	(45,339,932)
Redemption fees[13]	2,977	2,021	2,430	884	12,535	8,719
Increase/(decrease) in net assets for the year	66,167,704	10,878,647	10,052,151	(14,679,387)	(3,774,200)	(62,912,288)
Net assets:
Beginning of year	92,408,599	81,529,952	39,999,907	54,679,294	61,372,775	124,285,063
End of year	$158,576,303	$92,408,599	$50,052,058	$39,999,907	$57,598,575	$61,372,775
Undistributed net investment income/(loss), end of year	$61,245	$442,480	$—	$(25,922)	$—	$—

18 CHANGES IN NET ASSETS See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

	Burnham Fund		Burnham Financial Services Fund		Burnham Financial Industries Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Capital stock transactions in dollars:
Class A shares
Net proceeds from sale of shares	$85,004,306	$16,156,944	$16,745,616	$16,179,427	$8,556,977	$19,361,142
Net asset value of shares issued to shareholders in reinvestment of dividends	3,977,455	3,287,333	—	20,280	1,465,207	3,173,721
Cost of shares redeemed	(42,306,042)	(10,976,638)	(16,822,321)	(18,145,221)	(24,848,035)	(53,730,558)
Net increase/(decrease)	$46,675,719	$8,467,639	$(76,705)	$(1,945,514)	$(14,825,851)	$(31,195,695)
Class Ba
Net asset value of shares issued to shareholders in reinvestment of dividends	$—	$877	$—	$—	$—	$—
Cost of shares redeemed	—	(134,815)	—	(6,343,307)	—	—
Net decrease	$—	$(133,938)	$—	$(6,343,307)	$—	$—
Class C
Net proceeds from sale of shares	$12,534,716	$1,369,490	$1,738,976	$509,143	$795,036	$1,635,275
Net asset value of shares issued to shareholders in reinvestment of dividends	394,570	60,569	—	—	212,505	399,735
Cost of shares redeemed	(840,521)	(265,485)	(593,578)	(1,487,510)	(1,611,747)	(4,615,090)
Net increase/(decrease)	$12,088,765	$1,164,574	$1,145,398	$(978,367)	$(604,206)	$(2,580,080)
Class Ib
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$69,321
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	—	—	6,787
Cost of shares redeemed	—	—	—	—	(22,197)	(11,640,265)
Net decrease	$—	$—	$—	$—	$(22,197)	$(11,564,157)
Net increase/(decrease) in net assets derived from capital shares transactions	$58,764,484	$9,498,275	$1,068,693	$(9,267,188)	$(15,452,254)	$(45,339,932)
Share Transactions
Class A
Shares sold	2,635,642	562,431	937,652	1,009,313	824,414	1,775,371
Shares issued for reinvestments	124,842	117,615	—	1,352	127,966	349,914
Shares redeemed	(1,309,052)	(369,695)	(963,294)	(1,131,544)	(2,372,238)	(4,803,792)
Net increase/(decrease)	1,451,432	310,351	(25,642)	(120,879)	(1,419,858)	(2,678,507)
Class Ba
Shares issued for reinvestments	—	32	—	—	—	—
Shares redeemed	—	(4,620)	—	(427,373)	—	—
Net decrease	—	(4,588)	—	(427,373)	—	—
Class C
Shares sold	404,926	48,423	101,652	32,128	76,532	152,344
Shares issued for reinvestments	12,992	2,256	—	—	19,214	45,270
Shares redeemed	(27,037)	(9,045)	(35,916)	(91,635)	(159,224)	(441,856)
Net increase/(decrease)	390,881	41,634	65,736	(59,507)	(63,478)	(244,242)
Class Ib
Shares sold	—	—	—	—	—	7,024
Shares issued for reinvestments	—	—	—	—	—	1,166
Shares redeemed	—	—	—	—	(2,996)	(1,104,148)
Net decrease	—	—	—	—	(2,996)	(1,095,958)

[a]	On December 28, 2011, all Class B shares of Burnham Fund and Burnham Financial Service Funds automatically converted to Class A shares.
[b]	On December 19, 2011, all Class I shares of Burnham Financial Industries Fund were closed to new and subsequent investments. As of October 18, 2012 there are no Class I shares outstanding.

See Notes to Financial Statements CHANGES IN NET ASSETS 19

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities and options transactions)	Total distributions
Burnham Fund
CLASS A SHARES[c]
12/31/12	$29.00	$0.29	$3.37	$3.66	$(0.05)	$—	$(0.96)	$(1.01)
12/31/11	28.70	0.10	1.40	1.50	—	—	(1.20)	(1.20)
12/31/10	23.56	0.05	5.24	5.29	(0.15)	—	—	(0.15)
12/31/09	17.95	0.06	5.55	5.61	—	—	—	—
12/31/08	29.84	0.06	(11.50)	(11.44)	(0.18)	—	(0.27)	(0.45)
CLASS C SHARES
12/31/12	$27.84	$0.05	$3.23	$3.28	$—	$—	$(0.96)	$(0.96)
12/31/11	27.80	(0.10)	1.34	1.24	—	—	(1.20)	(1.20)
12/31/10	23.02	(0.16)	5.13	4.97	(0.19)	—	—	(0.19)
12/31/09	17.68	(0.09)	5.43	5.34	—	—	—	—
12/31/08	29.32	(0.13)	(11.24)	(11.37)	—	—	(0.27)	(0.27)
Burnham Financial Services Fund
CLASS A SHARES[d]
12/31/12	$15.42	$(0.07)	$3.68	$3.61	$—	$—	$—	$—
12/31/11	17.21	(0.06)	(1.72)	(1.78)	(0.01)	—	—	(0.01)
12/31/10	16.95	0.01	0.34	0.35	(0.09)	—	—	(0.09)
12/31/09	14.39	0.25	2.46	2.71	(0.15)	—	—	(0.15)
12/31/08	17.70	0.43	(3.07)	(2.64)	(0.47)	(0.06)	(0.14)	(0.67)
CLASS C SHARES
12/31/12	$14.94	$(0.18)	$3.54	$3.36	$—	$—	$—	$—
12/31/11	16.79	(0.18)	(1.67)	(1.85)	—	—	—	—
12/31/10	16.66	(0.10)	0.31	0.21	(0.08)	—	—	(0.08)
12/31/09	14.18	0.14	2.41 [e]	2.55	(0.07)	—	—	(0.07)
12/31/08	17.47	0.44	(3.15)	(2.71)	(0.38)	(0.06)	(0.14)	(0.58)
Burnham Financial Industries Fund
CLASS A SHARES
12/31/12	$9.39	$(0.06)	$2.44	$2.38	$—	$—	$(0.37)	$(0.37)
12/31/11	11.92	(0.12)	(1.72)	(1.84)	(0.03)	—	(0.66)	(0.69)
12/31/10	11.77	0.01	0.27	0.28	(0.03)	—	(0.10)	(0.13)
12/31/09	9.00	0.07	2.72	2.79	—	—	(0.02)	(0.02)
12/31/08	10.32	0.25	(1.00)	(0.75)	(0.16)	—	(0.41)	(0.57)
CLASS C SHARES
12/31/12	$9.14	$(0.13)	$2.37	$2.24	$—	$—	$(0.37)	$(0.37)
12/31/11	11.67	(0.19)	(1.68)	(1.87)	—	—	(0.66)	(0.66)
12/31/10	11.58	(0.08)	0.27	0.19	—	—	(0.10)	(0.10)
12/31/09	8.92	0.01	2.67	2.68	—	—	(0.02)	(0.02)
12/31/08	10.25	0.17	(0.97)	(0.80)	(0.12)	—	(0.41)	(0.53)

20 FINANCIAL HIGHLIGHTS See Notes to Financial Statements

				Ratio to average net assets %
Redemption fees[a,b]	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement/ recovery[6]		Ratio of total expenses before reimbursement/ recovery[6]		Ratio of net investment income (loss)		Portfolio turnover rate %

$0.00	$31.65	12.61	$145,034	1.38		1.43		0.91		82
0.00	29.00	5.40	90,790	1.40		1.40		0.35		89
0.00	28.70	22.45	80,940	1.51		1.44		0.22		58
0.00	23.56	31.11	70,019	1.53		1.52		0.32		48
0.00	17.95	(38.30)	57,740	1.39		1.44		0.23		45

$0.00	$30.16	11.77	$13,542	2.13		2.18		0.16		82
0.00	27.84	4.64	1,618	2.14		2.14		(0.35)		89
0.00	27.80	21.60	459	2.26		2.19		(0.62)		58
0.00	23.02	30.13	92	2.28		2.26		(0.44)		48
0.00	17.68	(38.75)	19	2.14		2.19		(0.51)		45

$0.00	$19.03	23.41	$46,157	1.70		2.24		(0.35)		168
0.00	15.42	(10.34)	37,801	1.80		1.90		(0.39)		129
0.00	17.21	2.07	44,248	1.80		1.73		0.05		137
0.00	16.95	18.90	42,447	1.75		1.85		1.66		181
0.00	14.39	(14.78)	38,099	1.60		1.85		2.65		190

$0.00	$18.30	22.49	$3,895	2.43		2.99		(1.08)		168
0.00	14.94	(11.02)	2,199	2.55		2.63		(1.15)		129
0.00	16.79	1.30	3,468	2.56		2.48		(0.62)		137
0.00	16.66	18.12	1,348	2.50		2.59		0.96		181
0.00	14.18	(15.45)	921	2.35		2.60		2.88		190

$0.00	$11.40	25.38	$50,459	2.18	[f]	2.69	[g]	(0.61)[h]		204
0.00	9.39	(15.26)	54,851	2.63	[f]	2.75	[g]	(1.08)[h]		148
0.00	11.92	2.41	101,610	2.38	[f]	2.30	[g]	0.06	[h]	159
0.00	11.77	31.00	110,699	2.67	[f]	2.72	[g]	0.75	[h]	229
0.00	9.00	(6.99)	71,926	2.24	[f]	2.45	[g]	2.61	[h]	279

$0.00	$11.01	24.54	$7,140	2.86	[i]	3.39	[j]	(1.29)[k]		204
0.00	9.14	(15.85)	6,504	3.33	[i]	3.46	[j]	(1.77	) [k]	148
0.00	11.67	1.69	11,160	3.08	[i]	3.00	[j]	(0.68)[k]		159
0.00	11.58	30.04	12,591	3.38	[i]	3.43	[j]	0.09	[k]	229
0.00	8.92	(7.63)	7,259	2.94	[i]	3.16	[j]	1.76	[k]	279

a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	On December 28, 2011, all 1,092.67 Class B shares of the Burnham Fund with net asset value of $31,385 automatically converted to Class A shares.
d	On December 28, 2011, all 60,448.26 Class B shares of Burnham Financial Services Fund with net asset value of $866,082 automatically converted to Class A shares.
e	The Adviser reimbursed the Burnham Financial Services Fund for a loss on transaction that did not meet the fund’s investment guidelines, which otherwise would have reduced the amount by $0.001.
f	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.59%, 1.74%, 1.99%, 1.91% and 1.88%, for 12/31/2012, through 12/31/2008, respectively.
g	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.10%, 1.95%, 2.11%, 1.82% and 1.93%, for 12/31/2012, through 12/31/2008, respectively.
h	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.02)%, (0.27)%, (0.44)%, 0.54% and 1.54%, for 12/31/2012, through 12/31/2008, respectively.
i	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.27%, 2.44%, 2.69%, 2.61% and 2.58%, for 12/31/2012, through 12/31/2008, respectively.
j	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.80%, 2.65%, 2.82%, 2.52% and 2.63%, for 12/31/2012, through 12/31/2008, respectively.
k	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.70)%, (0.94)%, (0.72)%, (0.21)% and 0.89%, for 12/31/2012, through 12/31/2008, respectively.

See Notes to Financial Statements FINANCIAL HIGHLIGHTS 21

Notes to Financial Statements

1. Valuing Securities

Accounting Policies

Fair Value Pricing

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Burnham Asset Management (“Management” or the “Adviser”) believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The funds use these methods to value portfolio securities:

Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (“NOCP”) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available or official bid price.

Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

Money market instruments and other temporary cash investments whose maturity is less than 60 days are valued at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. For temporary cash investments whose maturity is longer than 60 days, the funds value them the same way bonds are valued.

Option contracts may be written or purchased to manage exposure to certain changes in the market or as a substitute for securities transactions. When a fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

Short sales

The funds may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by Management. During the year ended December 31, 2012, the Burnham Financial Industries Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Adviser’s research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times: cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds’ prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the year ended December 31, 2012, only the Burnham Financial Industries Fund engaged in short sales.

Multiple Class Allocations

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

22 NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Securities Lending

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral. As of December 31, 2012, no securities were out on loan.

Use of Management Estimates

Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund each pay Burnham Asset Management Corporation as the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.

3. Management Fees

Burnham Asset Management Corporation (the “Adviser”) serves as the adviser to the funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Industries Fund	0.90%

The Adviser’s basic fee with respect to Burnham Financial Industries Fund may be adjusted upward or downward (by up to 0.10% of the fund’s rolling 36 month average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month.

4. Distribution Fees and Commissions

Burnham Securities Inc. (the “Distributor”) serves as principal distributor to the funds pursuant to a distribution agreement. The funds have adopted distribution plans under the 1940 Act to reimburse the Distributor for services provided for distributing shares of the funds.

The following funds pay the Distributor a distribution fee of:

	Class A	Class C
Burnham Fund	0.25%	0.75%
Burnham Financial Services Fund	0.25%	0.75%
Burnham Financial Industries Fund	0.30%	0.75%

The following funds pay the Distributor a service fee of:

Class C
Burnham Fund	0.25%
Burnham Financial Services Fund	0.25%
Burnham Financial Industries Fund	0.25%

For the year ended December 31, 2012, the Distributor also received fees from shareholder transactions and portfolio trades:

	Class A Sales Commission/ CDSC	Class A CDSC	Class C CDSC	Broker Commissions
Burnham Fund	$26,995	$—	$6,109	$212,199
Burnham Financial Services Fund	$4,103	$—	$87	$—
Burnham Financial Industries Fund	$4,398	$22	$1,050	$—

5. Offering Price

For Class A shares, the offering price, with maximum 5% sales charge was $33.32, $20.03 and $12.00 for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, respectively. The redemption price is NAV. For Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged.

6. Expenses

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class based upon its relative proportion of net assets to the fund’s total net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average daily net assets for Class A and Class C:

	Class A	Class C
Burnham Fund	1.59%	2.34%
Burnham Financial Services Fund	1.80%	2.55%

Under the Agreement, the Adviser contractually limits the total annual operating expenses of each Burnham Financial Industries Fund share class by limiting “other expenses” to 0.65%. The Agreement will terminate on April 30, 2013 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

NOTES TO FINANCIAL STATEMENTS 23

Notes to Financial Statements (Continued)

As stated in the Agreement, expense limits will not apply to, and the Adviser will not reimburse a fund for, interest charges or borrowings, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., proxy expenses, litigation and indemnification) and expenses that may be approved by the Board of Trustees. For the year ended December 31, 2012, the dividend expense and interest expense for securities sold short was $323,635 and $37,603, respectively, for Burnham Financial Industries Fund. For the year ended December 31, 2012, there were no extraordinary expenses allocated to the funds.

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations.

For the year ended December 31, 2012, the Adviser’s net recoupment or net reimbursement was as follows:

		Subject to Recoupment until 12/31:
	Reimbursement	2013	2014	2015
Burnham Financial Services Fund	$193,911	$—	$43,513	$193,911
Burnham Financial Industries Fund	$207,055	$—	$103,909	$207,055

There were no recoupments for the year ended December 31, 2012.

On February 15, 2013, in a response to a comment received from the Securities and Exchange Commission as a result of a routine examination of the Funds, the Adviser agreed to pay back the Funds for certain amounts of reimbursed expenses that were erroneously recouped by the Adviser in 2009 and 2010. For 2009, the Adviser will pay back $9,253 to the Burnham Fund. For 2010 the Adviser will pay back $50,631 to the Burnham Fund, $42,874 to the Burnham Financial Services Fund and $103,053 to the Burnham Financial Industries Fund.

7. Securities and Written Options Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Burnham Fund	$153,874,489	$(107,892,748)
Burnham Financial Services Fund	$73,152,113	$(71,767,759)
Burnham Financial Industries Fund	$122,800,155	$(136,971,568)

Written option activity for the funds was as follows:

Burnham Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2011	5	$24,049
Written	850	1,054,961
Closed	(805)	(877,216)
Outstanding at December 31, 2012	50	$201,794

Burnham Financial Services Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2011	—	$—
Written	1,100	120,089
Expired	(75)	(14,772)
Closed	(775)	(91,317)
Outstanding at December 31, 2012	250	$14,000

Burnham Financial Industries Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2011	10,090	$1,496,855
Written	39,300	5,579,578
Expired	(6,140)	(858,572)
Closed	(27,764)	(4,062,390)
Exercised	(5,786)	(705,480)
Outstanding at December 31, 2012	9,700	$1,449,991

8. Distributions and Taxes

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Each fund also expects to declare and pay distributions from net realized capital gains once a year.

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

Management has reviewed the tax positions for each of the three open tax years as of December 31, 2012 and has determined that no provisions for income taxes are required.

24 NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2012 and 2011 is as follows:

2012	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Distributions paid from:
Ordinary income	$224,455	$—	$1,844,329
Long-Term Capital Gain	4,249,297	—	28,329
Collectible Gain	458,987	—	—
	$4,932,739	$—	$1,872,658

2011	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Distributions paid from:
Ordinary income	$—	$23,422	$4,293,510
Long-Term Capital Gain	3,696,653	—	—
	$3,696,653	$23,422	$4,293,510

As of December 31, 2012, the components of distributable earning on a tax basis were as follows:

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Undistributed Ordinary Income	$61,245	$—	$975,528
Undistributed long-Term Capital Gains	887,878	—	—
Accumulated Capital and other Losses	—	(5,644,974)	—
Unrealized Appreciation (Depreciation) on Investments	41,418,578	(1,270,245)	(2,750,087)
Total Accumulated Earnings (Deficit)	$42,367,701	$(6,915,219)	$(1,774,559)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The following funds had net capital loss carryforwards of approximately:

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Short-Term Expiring 2017	$—	$137,442	$—
Long-Term Non Expiring	$—	$5,507,532	$—
	$—	$5,644,974	$—

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2012, the permanent book and tax basis differences were as follows:

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Increase/(Decrease) to Undistributed Net Investment Income/ (Loss)	$(1,416,739)	$199,879	$418,486
Increase/(Decrease) to Accumulated Net Realized Gain/(Loss)	$1,779,997	$7,595	$(418,486)
(Decrease) to Paid-In Capital	$(363,258)	$(207,474)	$—

9. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.

10. Transactions with Affiliated Securities

During the year ended December 31, 2012, Burnham Financial Services Fund and Burnham Financial Industries Fund owned shares of the following affiliated securities. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

Affiliate	Value at 12/31/11	Merger	Change in Unrealized Gain/(Loss)	Value at 12/31/12	Dividend Income
Burnham Financial Services:
Peregrine Holdings LLC	$303,821	$—	$(7,596)	$296,225	$—
Western Liberty Bancorp	$826,592	$(826,592)	$—	$—	$—
Burnham Financial Industries Fund:
Western Liberty Bancorp	$3,334,898	$(3,334,898)	$—	$—	$—

11. Restricted Securities

The funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (“restricted securities”). At December 31, 2012, Burnham Financial Services Fund owned the following restricted securities, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”). The value of these securities is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act.

NOTES TO FINANCIAL STATEMENTS 25

Notes to Financial Statements (Continued)

Fund	Description, Date of Purchase, % of Net Assets	Shares	Cost	Value
Burnham Financial Services Fund	Bank of Atlanta 05/08/06 0.18%	228,572	$1,600,004	$91,429
	Peregrine Holdings LLC 05/31/02 0.59%	275,000	$296,225	$296,225
	Suffolk Bancorp 09/18/12 1.77%	67,500	$911,250	$884,250

12. Fund Risks

Burnham Financial Services Fund and Burnham Financial Industries Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

•	Bank viability/liquidity
•	Change in income conditions and interest rates
•	Financial companies may fall out of favor
•	Concentration of investments may increase volatility of the fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the Funds invest. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile.

In addition, Burnham Financial Services Fund and Burnham Financial Industries Fund are also subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $250 million) may be less financially secure, more volatile and have lower trading volumes than large, mid or small capitalization companies.

Small- and mid-capitalization companies also may have greater price volatility than larger capitalization companies. Some small cap holdings may be considered or become illiquid.

13. Short-term Trading (Redemption Fee)

Shareholders in Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.

14. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s valuation committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

26 NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At December 31, 2012	Level 1	Level 2	Level 3	Total
Burnham Fund
Assets
Common Stock:
Consumer Discretionary	$29,388,130	$—	$—	$29,388,130
Consumer Staples	14,245,200	—	—	14,245,200
Energy	25,223,290	—	—	25,223,290
Financial Services	16,989,370	—	—	16,989,370
Health Care	8,540,280	—	—	8,540,280
Industrials	9,494,100	—	—	9,494,100
Information Technology	28,159,135	—	—	28,159,135
Materials	1,436,400	—	—	1,436,400
Telecommunications Services	7,455,600	—	—	7,455,600
Exchange Traded Fund	3,240,200	—	—	3,240,200
Short-Term Instruments	—	12,787,996	—	12,787,996
Total	$144,171,705	$12,787,996	$—	$156,959,701
Liabilities
Written Options	(164,500)	—	—	(164,500)
Total	$(164,500)	$—	$—	$(164,500)
Burnham Financial Services Fund
Assets
Common Stock:
Banks	$28,784,113	$—	$884,250	$29,668,363
Diversified Financials
Investment Banking & Brokerage	4,481,349	—	—	4,481,349
Other Diversified Financial Services	439,750	—	—	439,750
Real Estate Investment Trust	3,287,750	—	—	3,287,750
Unregistered Investment Company	—	—	296,225	296,225
Thrifts & Mortgage Finance	10,638,574	—	91,429	10,730,003
Warrants:
Banks	—	—	457	457
Short-Term Instruments	—	1,800,000	—	1,800,000
Total	$47,631,536	$1,800,000	$1,272,361	$50,703,897
Liabilities
Call Option Written	(1,500)	—	—	(1,500)
Total	$(1,500)	$—	$—	$(1,500)
Burnham Financial Industries Fund
Assets
Common Stock:
Banks	$23,058,357	$—	$—	$23,058,357
Diversified Financials	27,449,952	—	—	27,449,952
Thrifts & Mortgage Finance	7,388,420	—	—	7,388,420
Warrants:
Banks-Regional	—	—	1,369	1.369
Diversified Banks	206,250	—	—	206,250
Options-Long	70,000	—	—	70,000
Short-Term Instruments	—	685,232	—	685,232
Total	$58,172,979	$685,232	$1,369	$58,859,580
Liabilities
Short Sales	(11,277,835)	—	—	(11,277,835)
Written Options	(1,528,900)	—	—	(1,528,900)
Total	$(12,806,735)	$—	$—	$(12,806,735)

During the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the year ended December 31, 2012:

Burnham Financial Services Fund	Level 3 Assets
Common Stock:
Balance, January 1, 2012	$589,536
Purchase	911,250
Change in Unrealized (Depreciation)	(228,882)
Balance, December 31, 2012	$1,271,904
Warrants:
Balance, January 1, 2012	$—
Transfers from Level 2	457
Balance, December 31, 2012	$457

Burnham Financial Industries Fund	Level 3 Assets
Warrants:
Balance, January 1, 2012	$—
Transfers from Level 2	1,369
Balance, December 31, 2012	$1,369

When determining the value the trust’s valuation committee may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the inputs in isolation would result in a significantly lower (higher) fair value measurement.

Significant unobservable inputs developed by the Board of Trustees for material Level 3 investments as of December 31, 2012 are as follows:

Burnham Financial Services Fund	Fair Value at 12/31/2012	Valuation Technique(s)	Unobservable Input	Range
Common Stock	$884,250	Third Party Valuation	Discount	0%
	296,225	Capital Value	Discount	0%
	91,429	Third Party Valuation	Discount	0%
Warrants	457	Capital Value	Discount	0%

Burnham Financial Industries Fund	Fair Value at 12/31/2012	Valuation Technique(s)	Unobservable Input	Range
Warrants	$1,369	Capital Value	Discount	0%

NOTES TO FINANCIAL STATEMENTS 27

Notes to Financial Statements (Continued)

15. Disclosures about Derivative Instruments and Hedging Activities

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Value of Derivative Instruments
As of December 31, 2012

Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Fair Value
Burnham Fund	Equity Contracts	Options written, at value	$164,500
Burnham Financial Services Fund	Equity Contracts	Options written, at value	1,500
Burnham Financial Industries Fund	Equity Contracts	Options written, at value	1,528,900
	Equity Contracts	Options long, at value	70,000

The Effect of Derivative Instruments on the Statements of Operations
For the Year Ended December 31, 2012

Fund	Change in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Burnham Fund	Equity Contracts	Realized gain on written options	$167,599
		Net unrealized appreciation on written options transactions		$39,165
Burnham Financial Services Fund	Equity Contracts	Realized gain on written options	$(41,972)
		Net unrealized appreciation on written options transactions		$12,500
Burnham Financial Industries Fund	Equity Contracts	Realized (loss) on purchased options	$(348,084)
		Realized (loss) on written options	3,251,356
		Net unrealized (depreciation) on written options transactions		$(772,974)

The derivative instruments outstanding as of period end as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the funds.

16. Recently Issued Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU No. 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Adviser is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

17. Subsequent Events

The Adviser has evaluated events and transactions for potential recognition or disclosure and determined that, except as set forth below, there are no material events that would require additional disclosure through the date the financial statements were issued.

28 NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of Burnham Fund, Burnham Financial Services Fund or Burnham Financial Industries Fund (the “funds”), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 to December 31, 2012.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) redemption fees, or an annual fee of $20.00 imposed on accounts valued at less than $1,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period* 7/1/2012- 12/31/2012	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period* 7/1/2012- 12/31/2012	Expense Ratio**
Burnham Fund
Class A	$1,000	$1,029	$7.28	$1,000	$1,018	$7.24	1.43%
Class C	1,000	1,025	11.03	1,000	1,014	10.97	2.17%
Burnham Financial Services Fund
Class A	$1,000	$1,073	$8.43	$1,000	$1,017	$8.20	1.62%
Class C	1,000	1,068	12.40	1,000	1,013	12.07	2.38%
Burnham Financial Industries Fund
Class A	$1,000	$1,170	$10.52	$1,000	$1,015	$9.77	1.93%
Class C	1,000	1,166	14.40	1,000	1,012	13.37	2.64%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).
**	The Expense Ratios in this table do not match the ratios of expenses to average net assets in the “Financial Highlights” section of the report (the “Highlights Ratios”) because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of “Acquired Fund Fees and Expenses”. Acquired fund fees and expenses are incurred indirectly by the Burnham Fund as a result of its investments in other investment funds, as applicable.

OTHER INFORMATION 29

Other Information (Continued)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.

Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Burnham Fund and Financial Industries Fund, respectively, designate income dividends of 100.00% and 25.54% as qualified dividend income paid during the fiscal year ended December 31, 2012.

Of the ordinary income (including short-term capital gain) distributions made by the Burnham Fund and Financial Industries Fund, respectively, the percentages which qualify for the dividend received deduction available to corporate shareholders were, 100.00% and 24.62% for the fiscal year ended December 31, 2012.

For Federal income tax purposes, the Burnham Fund and Financial Industries Fund designate long-term capital gain dividends of $4,249,297 and $28,329, respectively, for the year ended December 31, 2012.

For Federal income tax purposes, the Burnham Fund designates 28% collectible gain distributions of $458,987, for the year ended December 31, 2012.

30 OTHER INFORMATION

Auditor Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of the
Burnham Investors Trust

We have audited the accompanying statements of assets and liabilities of Burnham Investors Trust (comprising the Burnham Fund, Burnham Financial Services Fund, and Burnham Financial Industries Fund, the “Funds”), including the schedules of Portfolio Holdings, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period then ended December 31, 2010 were audited by other auditors whose report dated February 24, 2011 expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian, brokers, and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2013

AUDITOR OPINION 31

AFFILIATED TRUSTEES

Name, Year Born	Trust Position(s); Year Elected Trustee	Principal Occupation(s) and All Directorships during the Last Five Years
Jon M. Burnham 1936	Chairman, President CEO; 1989	Chairman and CEO of Burnham Asset Management Corp., since 1995; Director of Burnham Asset Management Corp. and Burnham Securities, Inc., since 1989

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Name, Year Born	Office(s) Held; Year Appointed	Principal Occupation(s) during the Last Five Years
Thomas N. Calabria 1968	Chief Compliance Officer (“CCO”) since 2006 and Secretary June 22, 2006.	Chief Compliance Officer of the Adviser since 2007; Vice President of Burnham Asset Management and Burnham Securities Inc., 2005 to Present.
Pat Colletti 1958	Chief Financial Officer and Treasurer since June 22, 2012	Independent Consultant (2010–2012); First Vice President, Burnham Asset Management Corporation (2004–2010).
Debra B. Hyman 1961	Executive Vice President; 1989	Vice President and Director of Burnham Asset Management Corp. and Burnham Securities Inc., since 1989
Frank A. Passantino 1964	First Vice President, Assistant Secretary; 1990 and Anti-Money Laundering Compliance Officer; 1999	First Vice President of Burnham Asset Management Corp. and Burnham Securities Inc., since 1990
Ronald M. Geffen 1952	Vice President; 1990	Managing Director of Burnham Asset Management Corp. and Burnham Securities Inc., since 1990

INDEPENDENT TRUSTEES

Name, Year Born	Year Elected Trustee	Principal Occupation(s) and All Directorships during the Last Five Years
Joyce E. Heinzerling* 1956	2004	Principal,Meridian Fund Advisers, LLC., since 2009; General Counsel,Archery Capital, LLC., 2000–2009 (private investment fund); Director,Value Line Funds, since 2008
Bruce Mac Corkindale 1950	2010	President and Managing Partner, Bruce Mac Corkindale, CPA, P.C., since 1985
John C. McDonald* 1936	1989	President,MBX Inc., since 1991 (telecommunications)
Robert F. Shapiro* 1934	1989	Vice Chairman, Klingenstein, Fields & Co., LLC since 1996 (investment management); Director,TJX Companies, 1974–2010 (retail); Director, Genaera, 1996-2009 (research)
William F. Connell 1944	2012
Founding Partner, Connell & Andersen LLP, formerly Connell & Taylor (1983 to present); and Founding Partner Connell & Wiener (1983 to present). (retail); Director, Genaera, 1996–2009 (research) Director – Sumitomo Trust and Banking Co. (USA) Ltd. (1989-2007)

* Retired from service as of January 4, 2013

Distributor

Burnham Securities Incorporated
1325 Avenue of the Americas
New York, NY 10019

phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com

Shareholder Returns

Shareholders can obtain the most recent fund returns by calling 1-(800)-874-3863 or on the trust’s website at http://www.burnhamfunds.com.

Adviser/Administrator

Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, NY 10019

Transfer Agent

BNY Mellon
4400 Computer Drive
Westborough, MA 01581

Custodian

UMB Bank N.A.
1010 Grand Blvd
Kansas City, MO 64106

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square,
Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

OFFICERS OF THE TRUST

Jon M. Burnham
President and Chief Executive Officer

Pat A. Colletti
Chief Financial Officer and Treasurer

Debra B. Hyman
Executive Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Officer

Ronald M. Geffen
Vice President

Thomas N. Calabria
Chief Compliance Officer and Secretary

BOARD OF TRUSTEES

Chairman
Jon M. Burnham

Trustees
William F. Connell
Joyce E. Heinzerling*
Bruce Mac Corkindale
John C. McDonald*
Robert F. Shapiro*

*Retired from service as of January 4, 2013

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

As of the period ended December 31, 2012 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated November 13, 2003, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Bruce Mac Corkindale as the Registrant’s audit committee financial expert serving on the Registrant’s audit committee, and determined that Bruce Mac Corkindale is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $66,600 for 2012 and $82,300 for 2011.
(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2011.
(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are
$18,000 for 2012 and $23,000 for 2011. The services for each of the fiscal years ended December 31, 2012 and December 31, 2011 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.
(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 for 2012 and $0 for 2011.
(e) (1)	A copy of the Audit Committee’s policy related to the approval of the audit, audit-related, tax and other services is filed as Exhibit 12(c) to this Form N-CSR.
(e) (2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows.

(b) 0.00%

(c) 100%

(d) 0.00%

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years are $0 for 2012 and $0 for 2011.

(h)	The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Burnham Investors Trust Code of Business Conduct and Ethics for Principal Executive and Principal Financial and Accounting Officers, dated November 13, 2003, is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.
(a) (3)	Not applicable to this filing.
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.
(c)	Policy related to the Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm is furnished as Exhibit 12(c) to this Form N-CSR.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Burnham Investors Trust
By (signature and title) *	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	February 28, 2013

By (signature and title)*	/s/ Pat Colletti
Pat Colletti
Chief Financial Officer (Principal Financial Officer)

Date	February 28, 2013